SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                January 29, 2003


                            DORCHESTER HUGOTON, LTD.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                  0-10697               75-1829064
------------------------ -------------------- --------------------------------
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



1919 S. Shiloh Road, Suite 600 - LB 48, Garland, TX               75042-8234
----------------------------------------------------          -----------------
     (Address of principal executive offices)                     (Zip Code)


                                  (972) 864-8610
                           ---------------------------
              (Registrant's telephone number, including area code)


                                       N/A
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached as Exhibit 99.1 is a press release issued by Dorchester Hugoton, Ltd. on January 29, 2003 with respect to the combination of Dorchester Hugoton, Ltd., Republic Royalty Company, Spinnaker Royalty Company, L.P. and Dorchester Minerals, L.P.

     THE FOREGOING DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL PARTNERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT, AND SUPPLEMENTS THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WERE PROVIDED TO EACH PARTNER REQUESTING SUCH PARTNER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WERE MAILED TO PARTNERS ON OCTOBER 31, 2002, SUPPLEMENT NO. 1 WAS MAILED DECEMBER 13, 2002 AND SUPPLEMENT NO. 2 WAS MAILED JANUARY 24, 2003, AND ARE ALL AVAILABLE FROM DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ON REQUEST. THE PROSPECTUS/PROXY STATEMENT, SUPPLEMENTS THERETO AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton, Republic and Spinnaker and their respective General Partners, directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton, Republic and Spinnaker in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT AND SUPPLEMENTS THERETO RELATING TO THE TRANSACTION.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated January 29, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER HUGOTON, LTD.
                                       Registrant

Dated: January 29, 2003                By:    /s/ Kathleen A. Rawlings
                                       -----------------------------------------
                                       Kathleen A. Rawlings
                                       Controller (Principal Accounting Officer)

                                  EXHIBIT INDEX

Item Number     Description
-----------     -----------
     99.1       Press Release dated January 29, 2003

                                                                    Exhibit 99.1

NEWS RELEASE    Dorchester Hugoton, Ltd.                       Suite 600 - LB 48
Release Date:   January 29, 2003                             1919 S. Shiloh Road
Contact:        James E. Raley                             Garland, Texas  75042
                                                                  (972) 864-8610
--------------------------------------------------------------------------------

                       DORCHESTER HUGOTON, LTD. ANNOUNCES
                      SUCCESSFUL UNITHOLDER VOTE TO COMBINE
                       INTO DORCHESTER MINERALS, L. P. AND
                      ESTIMATE OF LIQUIDATING DISTRIBUTION

     DALLAS, TEXAS - January 29, 2003 -- Dorchester Hugoton, Ltd. (NASDAQ - DHULZ) announced today the results of the Special Meeting of Unitholders held January 29, 2003 in Dallas, Texas. Units representing 81% of Dorchester Hugoton's total outstanding units voted in favor of the proposed combination. Holders of Dorchester Hugoton's units will not have dissenter's rights as a result of the vote and in accordance with the previously announced terms of the combination.

     Also, Dorchester Hugoton announced today that Spinnaker Royalty Company, L.P. and the general partners and certain limited partners of Republic Royalty Company have approved the combination into Dorchester Minerals, L.P. Documentation of the approval of certain additional limited partners of Republic (the ORRI owners) is in the process of being obtained. Republic's general partners have expressed confidence that the required 100% consent can be achieved by January 31, 2003. As a result, assuming this consent is obtained as expected and all other conditions are satisfied, it is anticipated that the combination will close January 31, 2003. If the consent has not been obtained by January 31, 2003, the closing will be extended as necessary to complete that consent process.

     Should the combination close as expected, Unitholders of Dorchester Hugoton at the close of business January 31, 2003 will receive one common unit of Dorchester Minerals, L.P. for each partnership Unit of Dorchester Hugoton, plus a liquidating cash distribution that is estimated to be approximately $1.90 per Dorchester Hugoton Unit, subject to final adjustments. The final amount of the liquidating cash distribution will be determined and announced after the close of business on the day the combination closes.

     THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL PARTNERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT, AND SUPPLEMENTS THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WERE PROVIDED TO EACH PARTNER REQUESTING SUCH PARTNER'S VOTE, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WERE MAILED TO PARTNERS ON OCTOBER 31, 2002, SUPPLEMENT NO. 1 WAS MAILED DECEMBER 13, 2002 AND SUPPLEMENT NO. 2 WAS MAILED JANUARY 24, 2003, AND ARE ALL AVAILABLE FROM DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ON REQUEST. THE PROSPECTUS/PROXY STATEMENT, SUPPLEMENTS THERETO AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton, Republic and Spinnaker and their respective General Partners, directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton, Republic and Spinnaker in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT AND SUPPLEMENTS THERETO RELATING TO THE TRANSACTION.


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